Virtus KAR Small-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated December 15, 2023 to the Summary Prospectus and the Virtus Equity Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective January 29, 2024, Virtus KAR Small-Cap Growth Fund (the “Fund”) will be open to new investors. Accordingly, on that date all references to the Fund not being available for purchase by new investors will be removed in the subsections “IMPORTANT INFORMATION FOR INVESTORS” under the heading “How to Buy Shares” in the Fund’s statutory prospectus, and under the heading “PURCHASE, REDEMPTION AND PRICING OF SHARES” in the SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019/Open KAR Small-Cap Growth Fund (12/2023)